UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITES EXCHANGE ACT OF 1934


Date of Report (Date of earliest events reported)   May 25, 2001
                                                  ------------------
                                                    May 22, 2001
                                                  ------------------


                      PUBLIC SERVICE COMPANY OF NEW MEXICO
             (Exact name of registrant as specified in its charter)


         New Mexico                                          85-0019030
 ---------------------------     Commission              ----------------------
(State or Other Jurisdiction     File Number 1-6986        (I.R.S. Employer
     of Incorporation)                       ------      Identification) Number)



  Alvarado Square, Albuquerque, New Mexico                      87158
  ----------------------------------------                      -----
  (Address of principal executive offices)                    (Zip Code)



                                 (505) 241-2700
                                 --------------
              (Registrant's telephone number, including area code)


                         ------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item  5.   Other Event

On May 22, 2001, the Kansas Corporation Commission (the "KCC") supplemented its May 8, 2000 order (see the Company's Quarterly report in Form 10-Q for the fiscal quarter ended March 31, 2001, "Acquisition of Western Resources Electric Operations") and, among other things, declared the Asset Allocation and Separation Agreement (the "AASA") to be of no force and legal effect unless and until approved by the KCC. The AASA is required for the split-off of Westar Industries. The successful split-off of Westar Industries is a condition of the Company's proposed acquisition of Western Resources' electric utility assets. A copy of the supplement to the May 8, 2001 order is attached as an exhibit.

Item  7.  Financial Statements and Exhibits

(c) Exhibits

    Exhibit 99.1 - Order of the Kansas Corporation Commission dated May 22, 2001


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


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                                       PUBLIC SERVICE COMPANY OF NEW MEXICO
                                                    (Registrant)


Date:  May 25, 2001                              /s/ John R. Loyack
                                         ------------------------------------
                                                    John R. Loyack
                                         Vice President, Corporate Controller
                                             and Chief Accounting Officer
                                              (Officer duly authorized
                                                to sign this report)

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